UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2022

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.     Entry into a Material Definitive Agreement.

On May 23, 2022, DigitalBridge Group, Inc., a Maryland corporation (“DigitalBridge” or the “Company”), DigitalBridge Operating Company, LLC, a Delaware limited liability company and DigitalBridge’s operating company (“DBOC”) and DigitalBridge Digital IM Holdco, LLC, a Delaware limited liability company and wholly owned subsidiary of DBOC (“Purchaser”) closed (the “Closing”) the previously announced transaction (disclosed in the Current Report on Form 8-K filed by DigitalBridge on April 18, 2022 (the “April 8-K”)), contemplated by the Agreement of Purchase and Sale dated April 14, 2022 (the “Purchase Agreement”) with affiliates of Wafra, Inc., a Delaware corporation (collectively, “Wafra”). DigitalBridge, DBOC, and certain of DBOC’s subsidiaries previously entered into a series of agreements with Wafra on July 17, 2020, pursuant to which, among other things, Wafra made an investment in DigitalBridge Management Holdings, LLC, a Delaware limited liability company and subsidiary of DigitalBridge (“DBMH”), which operates the Company’s digital investment management business, as more fully described in the Current Report on Form 8-K filed by DigitalBridge on July 23, 2020 (the “Strategic Minority Investment” and such Current Report on Form 8-K the “2020 8-K”). At the Closing (i) Purchaser paid or caused to be paid consideration to Wafra in the amount of $390,000,000 in cash, less certain adjustments for a net cash payment of $388,517,055, and 57,741,599 shares of the Company’s Class A common stock, par value $0.01 (“Common Stock”); (ii) Purchaser acquired Wafra’s 31.5% membership interest in DBMH; (iii) with certain limited exceptions, Wafra sold or forwent its right to invest in, or receive carried interest from, future investment management products; and (iv) Wafra’s carried interest in DigitalBridge Partners II, L.P. was reduced from 12.6% to 7% (collectively, the “Transactions”). Wafra retained its investment in and, except as provided above, its allocation of carried interest from, existing investment management products.

The Purchase Agreement also provides for an earnout based on FEEUM (as defined in the Purchase Agreement) raised during the period from December 31, 2021 to December 31, 2023, as described in additional detail in the April 8-K.

At the Closing, the Company, Wafra and/or certain of their affiliates, as applicable, entered into (i) an amended and restated carried interest participation agreement (the “Amended and Restated Carried Interest Participation Agreement”), (ii) a termination agreement (the “Termination Agreement”), (iii) a registration rights agreement (the “Registration Rights Agreement”) and (iv) amended and restated warrants (the “Amended and Restated Warrants”), each in the form attached to the Purchase Agreement.

The Amended and Restated Carried Interest Participation Agreement amends certain carried interest rights, information rights, and covenants granted to Wafra in connection with the Strategic Minority Investment.

Pursuant to the Termination Agreement, the following documents, each dated July 17, 2020 and as defined in the Termination Agreement, were terminated as of the Closing except to the extent otherwise provided in the Termination Agreement: (i) the Investor Rights Agreement; (ii) the Investment Agreement; (iii) the Carry Investment Agreement; (iv) the Ganzi Acknowledgement Letter; (v) the Jenkins Acknowledgement Letter; and (vi) the Specified / Warehouse Investment Side Letter (collectively, the “Terminated Agreements”).

The Registration Rights Agreement provides Wafra six demand registration rights and certain piggyback registration rights, as described in further detail in the Registration Rights Agreement. The Registration Rights Agreement also requires the Company to file a shelf registration statement registering Wafra’s Registrable Securities (as defined in the Registration Rights Agreement) within six months of Closing.

As previously disclosed, in connection with the Strategic Minority Investment on July 17, 2020, the Company issued to Wafra five warrants (each, a “Warrant,” and collectively, the “Warrants”) to purchase up to an aggregate of 26,760,000 shares of Common Stock, with staggered strike prices for each Warrant ($2.43, $3, $4, $5 and $6 per share, respectively) that are exercisable until July 17, 2026. Pursuant to the Purchase Agreement, upon Closing, the Warrants were amended and restated to increase the Beneficial Ownership Limitation (as defined in the Warrants) to 9.8% and provide for a net cash settlement (at the Company’s or Wafra’s election) upon the exercise of the Amended and Restated Warrants if such exercise would result in Wafra beneficially owning in excess of 9.8% of the issued and outstanding shares of Common Stock.

In addition, upon Closing, DigitalBridge named Adel Alderbas, Chief Investment Officer of Wafra, as a senior advisor to DigitalBridge. The term for such appointment is three years from Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the April 8-K and is incorporated herein by reference.

The foregoing descriptions of the Amended and Restated Carried Interest Participation Agreement, Termination Agreement, Registration Rights Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Carried Interest Participation Agreement, Termination Agreement, Registration Rights Agreement and the Warrants, copies of which are filed (or, in the case of the Warrants, a form of which is filed) as Exhibits 10.1, 10.2, 10.3, and 4.1, respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.02.    Termination of a Material Definitive Agreement.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Termination Agreement is incorporated by reference into this Item 1.02. The descriptions of the Terminated Agreements contained in the 2020 8-K are incorporated by reference into this Item 1.02.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 2.01.

Item 3.02.    Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Common Stock is incorporated by reference into this Item 3.02. The 57,741,599 shares of Common Stock described in Item 1.01 of this Current Report on Form 8-K were offered, issued and sold to Wafra at the Closing in a private placement pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Cautionary Statement regarding Forward-Looking Statements

This current report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, whether the Company will realize any of the anticipated benefits from the Transactions, whether the Company’s investment management business will continue to grow at the rate anticipated, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and its other reports filed from time to time with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this current report. The Company is under no duty to update any of these forward-looking statements after the date of this current report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements are not required in connection with this acquisition pursuant to Rule 3-05(b) of Regulation S-X.

(b) Pro forma financial information is not required in connection with this acquisition pursuant to Article 11 of Regulation S-X.

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Class A Common Stock Purchase Warrant of DigitalBridge Group, Inc.
10.1
Amended and Restated Carried Interest Participation Agreement, dated as of May 23, 2022, by and among Colony DCP (CI) Bermuda, LP, Colony DCP (CI) GP, LLC, DigitalBridge Operating Company, LLC, DigitalBridge Group, Inc. and W-Catalina (C) LLC

10.2
Termination Agreement, dated as of May 23, 2022, by and among DigitalBridge Management Holdings, LLC, DigitalBridge Digital IM Holdco, LLC, DigitalBridge IM Manager, LLC, DigitalBridge Operating Company, LLC, DigitalBridge Group, Inc., Colony DCP (CI) Bermuda, LP, Marc Ganzi, Ben Jenkins, W-Catalina (C) LLC and W-Catalina (S) LLC

10.3	Registration Rights Agreement, dated as of May 23, 2022, by and between DigitalBridge Group, Inc. and Wafra Strategic Holdings LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 24, 2022	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer